UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 8, 2006

                        Strategic Defense Alliance Corp.
             (Exact name of registrant as specified in its charter)

            Delaware                      0-51377                 51-0539826
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(State or other jurisdiction of         (Commission           (I.R.S. Employer
         incorporation)                 File Number)         Identification No.)

12020 Sunrise Valley Drive, Suite 100, Reston, Virginia                  20191
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       (Address of principal executive offices)                       (Zip Code)

                           Lounsberry Holdings I, Inc.
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                   (Former name, if changed since last report)

Registrant's telephone number, including area code: (703) 430-4738

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

      On February 8, 2006, our corporate name was changed to Strategic Defense Alliance Corp.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        STRATEGIC DEFENSE ALLIANCE CORP.
                                        (formerly known as
                                        LOUNBERRY HOLDINGS I, INC.)
                                        ---------------------------
                                        (Registrant)


Date: February 16, 2006                 /s/ Paul B. Silverman
                                        -------------------------------
                                        Paul B. Silverman
                                        Chief Executive Officer